UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2010
CYPRESS BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12943	22-2389839
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4350 Executive Drive, Suite 325, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (858) 452-2323
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 6, 2010, Cypress Bioscience issued a press release. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release issued by Cypress Bioscience, dated August 6, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Bioscience, Inc.
Date: August 6, 2010	/s/ Jay Kranzler
Jay Kranzler
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release issued by Cypress Bioscience, dated August 6, 2010.